                                                                    EXHIBIT 21.1

                                        EXTENDED STAY AMERICA, INC.

    Subsidiaries of the Company

    EAS Management, Inc., Delaware
    EAS West, Inc., Nevada
    ESA International, Inc.,Delaware
    Studio Plus Hotels, Inc., Delaware
    Studio Plus Properties, Inc., Virginia

    ESA 0100, INC.,         South Carolina
    ESA 0102, INC.,         Georgia
    ESA 0106, INC.,         North Carolina
    ESA 0115, INC.,         South Carolina
    ESA 0121, INC.,         Tennessee
    ESA 0123, INC.,         Alabama
    ESA 0124, INC.,         Alabama
    ESA 0125, INC.,         Tennessee
    ESA 0127, INC.,         North Carolina
    ESA 0131, INC.,         South Carolina
    ESA 0132, INC.,         South Carolina
    ESA 0140, INC.,         Virginia
    ESA 0145, INC.,         Arkansas
    ESA 0153, INC.,         Illinois
    ESA 0155, INC.,         Alabama
    ESA 0161, INC.,         North Carolina
    ESA 0163, INC.,         Tennessee
    ESA 0172, INC.,         Missouri
    ESA 0174, INC.,         Florida
    ESA 0175, INC.,         Virginia
    ESA 0180, INC.,         South Carolina
    ESA 0186, INC.,         North Carolina
    ESA 0201, INC.,         North Carolina
    ESA 0206, INC.,         North Carolina
    ESA 0223, INC.,         South Carolina
    ESA 0231, INC.,         North Carolina
    ESA 0232, INC.,         North Carolina
    ESA 0247, INC.,         Indiana
    ESA 0280, INC.,         North Carolina
    ESA 0291, INC.,         Virginia
    ESA 0295, INC.,         Kentucky
    ESA 0302, INC.,         Florida
    ESA 0303, INC.,         Florida
    ESA 0305, INC.,         Tennessee
    ESA 0309, INC.,         Delaware
    ESA 0311, INC.,         Colorado
    ESA 0315, INC.,         Tennessee
    ESA 0316, INC.,         Arizona
    ESA 0317, INC.,         Arizona

    ESA 0325, INC.,         Kentucky
    ESA 0328, INC.,         Florida
    ESA 0331, INC.,         Mississippi
    ESA 0335, INC.,         Oregon
    ESA 0341, INC.,         Washington
    ESA 0352, INC.,         Utah
    ESA 0355, INC.,         Delaware
    ESA 0356, INC.,         Delaware
    ESA 0361, INC.,         Delaware
    ESA 0362, INC.,         Utah
    ESA 0370, INC.,         North Carolina
    ESA 0371, INC.,         North Carolina
    ESA 0373, INC.,         Georgia
    ESA 0379, INC.,         Utah
    ESA 0381, INC.,         Florida
    ESA 0382, INC.,         Georgia
    ESA 0396, INC.,         Delaware
    ESA 0399, INC.,         Delaware
    ESA 0410, INC.,         Virginia
    ESA 0413, INC.,         New Mexico
    ESA 0417, INC.,         North Carolina
    ESA 0418, INC.,         Washington
    ESA 0450, INC.,         Tennessee
    Extended Stay 0453, INC.Pennsylvania
    ESA 0455, INC.,         New Jersey
    ESA 0478, INC.,         Virginia
    ESA 0479, INC.,         New Jersey
    ESA 0480, INC.,         Virginia
    ESA 0486, INC.,         Delaware
    ESA 0494, INC.,         Delaware
    ESA 0501, INC.,         New York
    ESA 0503, INC.,         New York
    ESA 0504, INC.,         New York
    Extended Stay 0507, INC.Pennsylvania
    ESA 0510, INC.,         Illinois
    ESA 0521, INC.,         Kansas
    ESA 0522, INC.,         Missouri
    ESA 0525, INC.,         Illinois
    ESA 0526, INC.,         Indiana
    ESA 0527, INC.,         Michigan
    ESA 0530, INC.,         Illinois
    ESA 0532, INC.,         Illinois
    ESA 0541, INC.,         Illinois
    Extended Stay 0547, INC.Pennsylvania
    ESA 0552, INC.,         Michigan
    ESA 0553, INC.,         Ohio
    ESA 0554, INC.,         New York
    ESA 0555, INC.,         Ohio
    ESA 0557, INC.,         Wisconsin

    ESA 0561, INC.,         Missouri
    ESA 0562, INC.,         Missouri
    ESA 0564, INC.,         Ohio
    ESA 0565, INC.,         Ohio
    ESA 0574, INC.,         New Jersey
    ESA 0576, INC.,         Massachusetts
    ESA 0590, INC.,         Ohio
    ESA 0600, INC.,         Michigan
    ESA 0629, INC.,         Kentucky
    ESA 0640, INC.,         Illinois
    ESA 0646, INC.,         New Jersey
    ESA 0658, INC.,         Maryland
    ESA 0659, INC.,         Kentucky
    ESA 0660, INC.,         Illinois
    ESA 0670, INC.,         Michigan
    ESA 0675, INC.,         Michigan
    ESA 0677, INC.,         Illinois
    ESA 0679, INC.,         Wisconsin
    ESA 0680, INC.,         Michigan
    ESA 0681, INC.,         Ohio
    ESA 0691, INC.,         Missouri
    ESA 0699, INC.,         Maryland
    ESA 0700, INC.,         Missouri
    ESA 0701, INC.,         Missouri
    ESA 0733, INC.,         Minnesota
    ESA 0734, INC.,         Minnesota
    ESA 0737, INC.,         Minnesota
    ESA 0745, INC.,         Minnesota
    ESA 0752, INC.,         Illinois
    ESA 0753, INC.,         Illinois
    ESA 0765, INC.,         New York
    ESA 0767, INC.,         Maryland
    ESA 0780, INC.,         Michigan
    ESA 0785, INC.,         Wisconsin
    ESA 0788, INC.,         Georgia
    ESA 0789, INC.,         Florida
    ESA 0802, INC.,         Washington
    ESA 0805, INC.,         Washington
    ESA 0806, INC.,         Washington
    ESA 0810, INC.,         Washington
    ESA 0815, INC.,         Washington
    ESA 0817, INC.,         Washington
    ESA 0824, INC.,         Washington
    ESA 0828, INC.,         Idaho
    ESA 0831, INC.,         Washington
    ESA 0838, INC.,         Oregon
    ESA 0851, INC.,         Arizona
    ESA 0857, INC.,         Delaware
    ESA 0858, INC.,         Nevada

    ESA 0859, INC.,         Nevada
    ESA 0860, INC.,         Nevada
    ESA 0861, INC.,         Nevada
    ESA 0869, INC.,         Florida
    ESA 0876, INC.,         Oklahoma
    ESA 0877, INC.,         Oklahoma
    ESA 0884, INC.,         Florida
    ESA 0885, INC.,         Colorado
    ESA 0886, INC.,         Texas
    ESA 0898, INC.,         Delaware
    ESA 0901, INC.,         Colorado
    ESA 0902, INC.,         Arizona
    ESA 0903, INC.,         Delaware
    ESA 0911, INC.,         Delaware
    ESA 0916, INC.,         Delaware
    ESA 0919, INC.,         Delaware
    ESA 0931, INC.,         Delaware
    ESA 0932, INC.,         Delaware
    ESA 0936, INC.,         Delaware
    ESA 0939, INC.,         Delaware
    ESA 0942, INC.,         Arizona
    ESA 0976, INC.,         Delaware
    ESA 0977, INC.,         Arizona
    ESA 0979, INC.,         Arizona
    ESA 0981, INC.,         Delaware
    ESA 0985, INC.,         Louisiana
    ESA 0986, INC.,         Louisiana
    ESA 0990, INC.,         Georgia
    ESA 0991, INC.,         Georgia
    ESA 0992, INC.,         Georgia
    ESA 0993, INC.,         Georgia
    ESA 0994, INC.,         Colorado
    ESA 0995, INC.,         Kansas
    ESA 0996, INC.,         Georgia
    ESA 1500, INC.,         North Carolina
    ESA 1501, INC.,         Georgia
    ESA 1502, INC.,         Georgia
    ESA 1514, INC.,         North Caroina
    ESA 2503, INC.,         Maryland
    ESA 4012, INC.,         Illinois
    ESA 6000, INC.,         Louisiana
    ESA 6002, INC.,         Louisiana
    ESA 6005, INC.,         Texas
    ESA 6012, INC.,         Texas
    ESA 6028, INC.,         Texas
    ESA 6029, INC.,         Texas
    ESA 6037, INC.,         Texas
    ESA 6074, INC.,         Texas
    ESA 7003, INC.,         Oregon
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    ESA 7010, INC.,         Washington
    ESA 7512, INC.,         New Mexico
    ESA 8515, INC.,         Arizona
    ESA 0296, INC.,         Kentucky
    ESA C1, INC.,           Delaware
    ESA 0414, INC.,         Arizona
    ESA 0706, INC.,         Missouri
    ESA 0795, INC.,         Florida
    ESA 6022, INC.,         Texas
    ESA 6027, INC.,         Texas
    ESA 6036, INC.,         Texas
    ESA 6057, INC.,         Texas
    ESA 6072, INC.,         Texas
    ESA 7508, INC.,         Colorado
    ESA 7513, INC.,         Colorado
    ESA 7519, INC.,         New Mexico